UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2006

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in charter)

OREGON	0-13442	93-0786033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8005 S.W. BOECKMAN ROAD WILSONVILLE, OR	97070-7777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 685-7000

NO CHANGE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a Special Meeting of Shareholders on November 29, 2006, the Company’s shareholders approved amendments to the Company’s 1982 Stock Option Plan (the “Plan”) to reserve an additional 5,000,000 shares for issuance under the Plan and to provide for the grant of restricted stock, restricted stock units and performance-based awards under the Plan. Additional information regarding the Plan is contained in the Company’s Proxy Statement for the Special Meeting of Shareholders filed with the Securities and Exchange Commission on October 30, 2006, and supplemented on November 13, 2006. A copy of the Plan, as amended, is attached hereto as Exhibit 10.A.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.A	1982 Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION
(Registrant)

Date: December 1, 2006	By:	/s/ Dean M. Freed
Dean M. Freed
Vice President and General Counsel

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